                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2002

                FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
               (Exact Name of Registrant as specified in Charter)

    Kentucky                     0-18832                  61-1168311
 (State or other                (Commission             (IRS Employer
  jurisdiction of               File Number)          Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky          42701
(Address of principal executive offices)      (Zip code)

                                 (270) 765-2131
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

                            INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year

         On October 22, 2002, the Board of Directors of First Federal Financial Corporation of Kentucky ("FFKY") adopted a plan to convert its wholly owned banking subsidiary, First Federal Savings Bank of Kentucky, from a federal savings bank to a commercial bank chartered under Kentucky banking laws. The plan of conversion also provides that FFKY would become a bank holding company and will change its fiscal year from one ending on June 30 to one ending on December 31. FFKY plans to file a report on Form 10-K covering the six-month transition period ending December 31, 2002.

         FFKY's press release of November 19, 2002, announcing the plan to convert the charter of its banking subsidiary, is attached as Exhibit 99 to this report.

Exhibit 99 - Press Release dated November 19, 2002.

                                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST FEDERAL FINANCIAL CORPORATION
                                           OF KENTUCKY

Date: November 29, 2002                     By /s/ B. Keith Johnson
                                            B. Keith Johnson
                                               President and Chief Executive Officer

Exhibit 99

                           FIRST FEDERAL SAVINGS BANK
                                  TO CONVERT TO
                         STATE-CHARTERED COMMERCIAL BANK

ELIZABETHTOWN,  Kentucky  (November 19, 2002) - First Federal Financial  Corporation of Kentucky (NASDAQ:  FFKY), the parent company of
First Federal  Savings Bank of  Elizabethtown,  today  announced that the Bank has applied to convert from a federal  savings bank to a commercial bank chartered in Kentucky.  As part of the proposed  conversion,  First Federal Financial  Corporation will apply to become a bank holding company regulated by the Federal Reserve.  Pending  regulatory  approval,  the conversion is intended to be effective in early 2003.

Commenting on the announcement,  B. Keith Johnson,  President and Chief Executive  Officer said,  "Converting to a commercial bank is a natural step,  reflecting First Federal Savings Bank's strategic  direction in recent years to substantially  expand the Bank's lending and deposit  products for small  businesses.  The conversion will not change our focus on providing  outstanding  service to individual consumers.  Historically,  First  Federal  Savings  Bank has been  known for  meeting  the needs of our retail  consumers,  and we will continue to do so in the future."

First Federal Financial  Corporation of Kentucky is the holding company parent of First Federal Savings Bank of Elizabethtown  that was chartered in 1923.  Today the Bank serves Central Kentucky through its 13 full-service banking centers.

                                      MORE

News Release
First Federal Financial Corporation of Kentucky
November 19, 2002

First Federal  Financial  Corporation's  stock is traded on the NASDAQ  National  Market System under the symbol  "FFKY." Market makers for the stock are:
         J.J.B. Hilliard, W.L. Lyons                 Spear, Leeds & Kellog
         Knight Securities, LP                       Stifel Nicholas & Company
         Herzog, Heine, Geduld, LLC                  Keefe, Bruyette & Woods, Inc.
         Cincinnati Stock Exchange                   First Tennessee Securities
         Archipelago, LLC                            The Brut ECN, LLC
         AnPac Securities Group, Inc.                Island System Corporation
         Goldman, Sachs & Company                    Instinet Corporation